Page 9 of 11 Pages

                                                                       EXHIBIT 1

                        DIRECTORS AND EXECUTIVE OFFICERS
                           OF SBC COMMUNICATIONS INC.
                             AS OF NOVEMBER 1, 2005

Name                       Present Principal Occupation or Employment

Directors
Edward E. Whitacre, Jr.    Chairman of the Board and Chief Executive Officer
Gilbert F. Amelio          Senior Partner, Sienna Ventures
August A. Busch, III       Chairman of the Board, Anheuser-Busch Companies, Inc.
Martin K. Eby, Jr.         Chairman of the Board, The Eby Corporation, Retired
James A. Henderson         Chairman of the Board and Chief Executive Officer,
                           Cummins Inc.,  Retired
Charles F. Knight          Chairman of the Board, Emerson Electric Co., Retired
John B. McCoy              Chairman and Chief Executive Officer, Bank One
                           Corporation, Retired
Lynn M. Martin             Chair, Council for the Advancement of Women, and
                           Advisor, Deloitte & Touch LLP
Mary S. Metz               Chair of the Board of Trustees, American Conservatory
                           Theater
Toni Rembe                 Partner, Pillsbury Winthrop LLP, Retired
S. Donley Ritchey          Managing Partner, Alpine Partners
Joyce M. Roche'            President and Chief Executive Officer, Girls
                           Incorporated
Randall L. Stephenson      Chief Operating Officer
Laura D'Andrea Tyson       Dean, London Business School
Patricia P. Upton          President and Chief Executive Officer, Aromatique,
                           Inc.

Executive Officers
Edward E. Whitacre, Jr.    Chief Executive Officer
James W. Callaway          Group President
James D. Ellis             Senior Executive Vice President and General Counsel
Karen E. Jennings          Senior Executive Vice President-Human Resources
                           and Communications
James S. Kahan             Senior Executive Vice President-Corporate Development
Richard Lindner            Senior Executive Vice President and Chief Financial
                           Officer
Forest E. Miller           Group President-External Affairs and Planning
John T. Stankey            Senior Executive Vice President and Chief Technology
                           Officer
Randall L. Stephenson      Chief Operating Officer
Rayford Wilkins, Jr.       Group President



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                                                             Page 10 of 11 Pages

                                                                       EXHIBIT 2

                        DIRECTORS AND EXECUTIVE OFFICERS
                           OF SBC INTERNATIONAL, INC.
                             AS OF NOVEMBER 1, 2005

Name                   Present Principal Occupation or Employment

Directors
James W. Callaway      Chairman of the Board (Group President, SBC)
Karen E. Jennings      Senior Executive Vice President-Human Resources and
                       Communications, SBC
James S. Kahan         Senior Executive Vice President-Corporate Development,
                       SBC
Wayne Watts            Senior Vice President and Assistant General Counsel, SBC

Executive Officers
Rayford Wilkins, Jr.   President (Group President, SBC)
Kenneth Corcoran       Vice President and Assistant Secretary-Wireless Network
                       Operations
Andrew Geisse          Vice President-IT (Chief Information Officer, SBC
                       Services)
John B. Gibson         Vice President (General Attorney and Assistant General
                       Counsel-M&A, SBC Services)
James S. Kahan         Executive Vice President - Development (Senior Executive
                       Vice President - Corporate Development, SBC)
Jonathan P. Klug       Treasurer  (Vice President and Treasurer, SBC)
Richard McCormick      Vice President-Operations (Regional Vice President-
                       International Product Development)
Rick L. Moore          Vice President-Development (Managing Director-Corporate
                       Development, SBC)
Richard P. Resnick     President-SBCI Mexico
Larry Ruzicka          Vice President-Taxes (Managing Director-Tax, SBC)
John J. Stephens       Vice President-Finance (Vice President and Controller,
                       SBC)
Wayne Watts            Senior Vice President and Secretary (Senior Vice
                       President and Assistant General Counsel, SBC)


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                                                             Page 11 of 11 Pages

                                                                       EXHIBIT 3

                        DIRECTORS AND EXECUTIVE OFFICERS
                        OF SBC HEDGING MANAGEMENT L.L.C.
                             AS OF NOVEMBER 1, 2005

Name                   Present Principal Occupation or Employment

Directors

Charles P. Allen       Assistant Treasurer, SBC

Jonathan P. Klug       Vice President-Treasurer, SBC

Harold E. Rainbolt     General Attorney and Assistant General Counsel, SBC

John J. Stephens       Vice President and Controller, SBC